UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                August 30, 2002

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                          BLOUNT INTERNATIONAL, INC.
            (Exact name of registrant as specified in the charter)

              Delaware                  001-11549           63-0780521
   (State of other jurisdiction      (Commission File    (I.R.S. Employer
 of incorporation or organization        Number)        Identification No.)

      4909 SE International Way                               97222
          Portland, Oregon                                  (Zip Code)
(Address of principal executive offices)


                                (503) 653-8881
              Registrant's telephone number, including area code

           4520 Executive Park Drive, Montgomery, Alabama 36116-1602
            (Former name or address, if changed since last report)


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Item 5.  Other Events.

The press release issued by Blount International, Inc. on August 30, 2002, is attached hereto as Exhibit 99.1 and is incorporated hereto by this reference.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements.

                  None.

(b)      Pro Forma Financial Information.

                  None.

(c)      Exhibits.

99.1 Press release dated as of August 30, 2002 issued by Blount International, Inc.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Blount International, Inc.,
Dated:    September 6, 2002


                                      By: /s/ Richard H. Irving, III
                                          ------------------------------------
                                          Name:  Richard H. Irving, III
                                          Title: Senior Vice President,
                                                 General Counsel and Secretary



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                               INDEX TO EXHIBITS



Exhibit
Number              Description

99.1 Press release dated as of August 30, 2002 issued by Blount International, Inc.